EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of King Pharmaceuticals, Inc., I, Carla M. Shumate, Senior Vice President Finance, Controller of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

/s/  CARLA M. SHUMATE
Carla M. Shumate
Senior Vice President Finance, Controller

Date: November 5, 2009